                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2002
                                                         ----------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


              Delaware                  333-76801             52-1495132
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   (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)       Identification No.)


                         343 Thornall Street
                             Edison, NJ                                08837
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              (Address of principal executive offices)                Zip Code


           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events

                  Filing of Legality and Tax Opinions
                  -----------------------------------

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2002-S1 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
(99.1)                                      Legal Opinion

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION

Date:  January 29, 2002


                                              By: /s/ Eileen Lindblom
                                              ----------------------------------
                                              Name:    Eileen Lindblom
                                              Title:   Vice President

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 -----------                          ----

(99.1)                      Legal Opinion                         6